UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 9, 2015

Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Street, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		(713) 629-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 9, 2015, the Board of Directors (the “Board”) of Marathon Oil Corporation amended and restated Marathon Oil's By-laws (as so amended and restated, the “By-laws”) to implement “proxy access,” which allows eligible stockholders to include their own nominees for director in our proxy materials along with the Board-nominated candidates.

The Board implemented this amendment after engaging extensively with a substantial number of our stockholders to gain their collective perspectives. This amendment reflects a broad range of investor views on proxy access and is consistent with the company’s and our stockholders’ best long-term interests. The proxy access process under the By-laws will first be available to stockholders in connection with our 2016 annual meeting of stockholders.

Pursuant to these amendments, a stockholder, or group of twenty or fewer stockholders (collectively, an “eligible stockholder”), meeting specified eligibility requirements, may include a director nominee in our proxy materials for our annual meetings of stockholders. To use these proxy access provisions, an eligible stockholder must, among other requirements:

•	have owned 5% or more of Marathon Oil’s outstanding common stock continuously for at least three years; and

•
provide us with a notice requesting the inclusion of the director nominee in our proxy materials and other required information not less than 90 days nor more than 120 days prior to the first anniversary of the date on which we first mail our proxy materials for the preceding year’s annual meeting of stockholders.

All director nominees submitted through these provisions (“stockholder nominees”) must be independent and meet specified additional criteria. The maximum number of stockholder nominees that may be included in the proxy statement pursuant to these provisions may not exceed 20% of the number of directors in office as of the last day on which notice requesting proxy access may be delivered by an eligible stockholder. In addition, an eligible stockholder may include a written statement of no more than 500 words supporting the candidacy of such stockholder nominee.

The By-laws amendment also includes various minor wording changes and clarifications.

The foregoing proxy access provisions are subject to additional eligibility, procedural and disclosure requirements set forth in Article I, Section 1.11 of the By-laws, and the foregoing description of the amendments to the By-laws does not purport to be complete and is qualified in its entirety by reference to a copy of the By-laws filed as Exhibit 3.1 to this Form 8-K, which is incorporated by reference herein.

9.01. Financial Statements and Exhibits

3.1           Marathon Oil Corporation By-laws (Amended and restated as of April 9, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

April 10, 2015	By:	/s/ Gary E. Wilson

Name: Gary E. Wilson
Title: Vice President, Controller and Chief Accounting Officer

Exhibit Index

3.1           Marathon Oil Corporation By-laws (Amended and restated as of April 9, 2015).